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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

    Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): May 5, 1999

                         ACRODYNE COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

                             Commission file number
                                    0-24886

        Delaware                                       11-3067564
        --------                                       ----------
        (State or other jurisdiction of                (I.R.S. Employer
        incorporation or organization)                 Identification No.)

        516 Township Line Road
        Blue Bell, Pennsylvania                         19422
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        (Address of principal executive offices)        (Zip Code)

        Issuer's telephone number: 215-542-7000

                                 NOT APPLICABLE
          (Former name or former address, if changed from last report)

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Item 4.  Changes in Registrant's Certifying Accountant.

        On November 23, 1998 Acrodyne Communications, Inc. ("Acrodyne") entered into an agreement with Sinclair Broadcast Group, Inc. ("Sinclair"), whereby Sinclair agreed to acquire a significant equity interest in Acrodyne and appoint certain members of Acrodyne's Board of Directors and senior management. Since that time Acrodyne and Sinclair have begun Research and Development programs together and have also begun the sharing of management personnel, technology and industry associations.

         The Board of Directors believes that for convenience and for better financial planning and continuity, the Company would be better served under the umbrella of one public accountant. Acrodyne's Board of Directors has dismissed PricewaterhouseCoopers LLP, and has appointed Arthur Andersen LLP, subject to shareholders approval. PricewaterhouseCoopers LLP, had served as the Company's independent auditors since the Company's inception in May of 1991.

         Contained in Acrodyne's Proxy Schedule 14A, which was filed with the Securities and Exchange Commission ("SEC") on April 30, 1999, Acrodyne presented this proposal to its shareholders. The engagement of another independent accountant is subject to shareholders' approval. The Board of Directors has recommended to its shareholders that they vote FOR the engagement of another independent accountant as the Company's principal accountant. PricewaterhouseCoopers LLP, and Arthur Andersen LLP, are planning to attend the Annual Meeting of Shareholders and should be available to answer any questions which may arise.

         PricewaterhouseCoopers LLP, had audited the financial statements of the Company and its wholly owned subsidiary, Acrodyne Industries Inc., for fiscal year ending December 31, 1998 and had issued an unqualified report on March 31, 1999, on such financial statements. PricewaterhouseCoopers LLP had provided other audit services to the Company in connection with filings with the SEC and tax services. To the best of our knowledge, there were no disagreements on financial or accounting matters between the Company and PricewaterhouseCoopers LLP.

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                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Acrodyne Communications, Inc.
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                                                   (Registrant)

                                                   /s/ A. Robert Mancuso
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                                                       A. Robert Mancuso
                                                       President and CEO